UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 20, 2007

PLIANT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-40067	43-2107725
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification Number)

1475 Woodfield Road, Suite 700
Schaumburg, IL  60173

(Address of Principal Executive Offices)  (Zip Code)

(847) 969-3300

(Registrant’s telephone number, including area code)

N.A.

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02.              Unregistered Sales of Equity Securities

On February 20, 2007, Pliant Corporation (the “Company”) issued 8,000 shares of its Series M Preferred Stock, par value $.01 per share (“Series M Preferred Stock”), to certain of its employees pursuant to the Company’s 2006 Restricted Stock Incentive Plan (the “Plan”).   The shares were issued for an aggregate purchase price of $160,000.  The issuance of the shares was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(2) of the Securities Act and Rule 506 promulgated by the Securities and Exchange Commission thereunder.  This exemption applies because all recipients are executive officers of the Company and, therefore, accredited investors.

Upon the consummation of a Qualified Public Offering, each share of Series M Preferred Stock then outstanding shall, by virtue of and simultaneously with such occurrence, be deemed automatically converted into that number of fully paid and nonassessable shares of Covered Classes issued by the Company and outstanding immediately following the consummation of such Qualified Public Offering equal to the product of (x) the then applicable Series M Liquidation Multiple and (y) the quotient of (1) the total number of shares of such class of equity security of Covered Classes outstanding (including all outstanding options, warrants and rights to purchase equity securities (including any non-equity securities which are convertible into equity securities) issued on account of any Covered Classes in connection with such Qualified Public Offering) immediately following the consummation of the Qualified Public Offering (but excluding any shares of Common Stock issued pursuant to such Qualified Public Offering) and prior to giving effect to the automatic conversion of the Series M Preferred Stock divided by (2) .92.

As used herein, the following terms have the indicated meaning: (i) “Common Stock” means the Company’s Common Stock, par value $.01 per share; (ii) “Covered Classes” means securities of any of the following classes and series of stock issued by the Company:  (a) Series AA Preferred Stock, par value $.01 per share (“Series AA Preferred Stock”), (b) Common Stock, (c) any class or series of equity securities which are issued as a dividend or distribution with respect to, or pursuant to a recapitalization of, any then outstanding Covered Class of equity securities; (iii) “Qualified Public Offering” means the sale in an underwritten public offering registered under the Securities Act of shares of capital stock of the Company to the public resulting in aggregate proceeds (net of underwriting discounts and commissions) to the Company of not less than $100 million; and (iv) “Series M Liquidation Multiple” means, with respect to each share of Series M Preferred Stock, ..00001.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Issuance of Series M Preferred Stock

As described in Item 3.02 above, on February 20, 2007, the Company issued pursuant to the Plan shares of Series M Preferred Stock to the officers listed in the table below in the amount set forth opposite each such officer’s name:

Executive Officer	Series M Preferred Stock
Stephen T. Auburn	220
Harold C. Bevis	5,000
David R. Corey	765
Greg E. Gard	55
James L. Kaboski	220
James M. Kingsley	440
Joseph J. Kwederis	310
Robert J. Maltarich	110
Andrew D. McLean	220
Kenneth J. Swanson	440
Fred D. Wampnar	220
Total	8,000

Each grant of the Series M Preferred Stock is governed by a Restricted Stock Agreement (“Restricted Stock Agreement”) dated as of February 20, 2007.  The parties to each Restricted Stock Agreement agree that, as of the date thereof, the fair market value of each share of Series M Preferred Stock was $103.

Pursuant to the Restricted Stock Agreement, on each of the 36 monthly anniversaries of the Vesting Commencement Date, 1/36th of the shares of the Series M Preferred Stock granted will vest, provided the holder of such shares continues to be employed by the Company.  The Vesting Commencement Date is July 18, 2006; accordingly 7/36th of the shares of Series M Preferred Stock were fully vested as of the date of issuance.  Vesting will continue as long as a participant remains employed by the Company or any of its subsidiaries. Upon the consummation of (i) a Liquidation Event, (ii) a Qualified Public Offering, or (iii) the redemption by the Company of 80% or more of the aggregate number of Series AA Preferred Stock outstanding (each of (i) through (iii), an “Acceleration Event”), all unvested shares of Series M Preferred Stock will automatically vest, including unvested shares of Series M Preferred Stock held by participants whose employment with the Company and its subsidiaries had terminated (x) not more than ninety days prior to such Acceleration Event as a result of their death or disability or (y) not more than ninety days (or in the case of Mr. Bevis, one year) prior to such Acceleration Event as a result of their termination by the Company without “cause” or by such Participant for “good reason”.

Following termination of employment of a holder of Series M Preferred Stock, the Stock Restriction Agreements provide that any unvested shares may be repurchased from the holders thereof for their original purchase price ($20) at any time after such termination, or, in the event of a termination for death, disability, by the Company without cause or by the participant for good reason, 90 days (or in the case of Mr. Bevis’s termination by the Company without cause or by him for good reason, one year) after the effective date of such termination.  In addition, with respect to all recipients of Series M Preferred Stock other than Mr. Bevis, the

Company shall then have the right to repurchase the vested shares of Series M Preferred Stock at fair market value (as determined by the Board of Directors, with a right of the participant to require an appraisal if there has not been an appraisal within the preceding 6 months), or following a termination for cause, the lesser of fair market value and cost.  Fair market value will be determined as of the date of termination, in the event the repurchase takes place within six months of the effective date of such termination, and thereafter shall be calculated as of the date of exercise of the right of repurchase.  The repurchase price for vested shares shall be paid in cash, except if (i) the termination of employment occurred at a time when Mr. Bevis was Chief Executive Officer of the Company or (ii) the termination was a voluntary termination by the executive without good reason, then the Company shall have the option to make such payment as follows:  (x) 20% in cash at the time of repurchase and (y) the remainder due in ten equal annual installments over the ten year period thereafter (with any such deferred payments accelerating upon the occurrence of an Acceleration Event).

Pursuant to the Restricted Stock Agreement, shares of Series M Preferred Stock that have not vested carry no rights until vested, except that the holder thereof may exercise voting rights with respect thereto as long as the holder continues to be employed by the Company.  Any dividends payable with respect to unvested Series M Preferred Stock will be held in trust by the Company and payable only to the extent that the unvested Series M Preferred Stock vests.

As used herein, the following terms have the indicated meanings: (i) “Liquidation Event” means the consummation of either (a) a Deemed Liquidation Event or (b) a True Liquidation; (ii) “Deemed Liquidation Event” means any of the consummation of (a) the sale (including in one or a series of related transactions) of all or substantially all of the Company’s consolidated assets to a person or a group of persons acting in concert (other than to a subsidiary of the Company); (b) the sale or transfer (including in one or a series of related transactions) of a majority of the outstanding Common Stock (assuming conversion of all then outstanding capital stock which is, at the time of such sale or transfer, directly or indirectly convertible into Common Stock) to a person or a group of persons acting in concert (other than to J.P. Morgan Partners (BHCA), L.P. or its affiliates (“JPMP”)); or (c) the merger (other than a reincorporation merger) or consolidation of the Company with or into another person (other than JPMP) (a “Merger”); provided, that, in the case of clause (c) above, a Deemed Liquidation Event shall not occur under circumstances in which all of the holders of the voting power of the outstanding Common Stock immediately prior to such transaction collectively own, directly or indirectly, a majority in voting power of the outstanding Common Stock or other voting securities having, in the aggregate, the right to elect a majority of the board of directors of the Company or the surviving or resulting corporation or acquirer, as the case may be, immediately following such transaction; and (iii) “True Liquidation” means any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, other than (a) any dissolution, liquidation or winding up in connection with any reincorporation of the Company in another jurisdiction, (b) a sale of all or substantially all of the Company’s assets, (c) any Merger or (d) any other consolidation or merger of the Company with or into another person, provided that effective provision is made in the certificate or articles of incorporation of the resulting or surviving corporation or otherwise for the maintenance for the holders of Series AA Preferred Stock and Series M Preferred Stock (collectively, the “Preferred Stock”) of substantially similar rights as set forth herein or for the issuance to the holders of Preferred Stock of substantially similar securities as the Preferred Stock.

Cash Bonuses

Because the Series M Preferred Stock has a fair market value in excess of the purchase price paid by the recipients of the Series M Preferred Stock, and it is contemplated that the holders of Series M Preferred Stock will file elections under Section 83(b) under the Internal Revenue Code with respect to the shares of Series M Preferred Stock purchased, each purchaser of Series M Preferred Stock will recognize income of $83 per share in connection with their purchase of Series M Preferred Stock.  In order to alleviate such tax consequences, the Compensation Committee of the Board of Directors approved the payment by the Company of cash bonuses to each of the purchasers of Series M Preferred in the following amounts, which were approximated to equal the income tax payable (on a grossed-up basis) by such grantees on account of the issuance of the Series M Preferred Stock:

Executive Officer	Cash Bonus Amount
Stephen T. Auburn	$11,896.90
Harold C. Bevis	$270,383.98
David R. Corey	$41,368.75
Greg E. Gard	$3,471.97
James L. Kaboski	$11,896.90
James M. Kingsley	$23,793.79
Joseph J. Kwederis	$16,763.81
Robert J. Maltarich	$6,888.95
Andrew D. McLean	$11,896.90
Kenneth J. Swanson	$26,663.39
Fred D. Wampnar	$11,896.90
Total	$436,922.24

Deferred Cash Incentive Plan

On February 20, 2007, the Company awarded, pursuant to the Company’s Deferred Cash Incentive Plan, the following Bonus Percentages to the officers listed in the table below in the amount set forth opposite each such officer’s name:

Executive Officer	Bonus Percentage
Stephen T. Auburn	2.7500%
Harold C. Bevis	62.5000%
David R. Corey	9.5625%
Greg E. Gard	0.6875%
James L. Kaboski	2.7500%
James M. Kingsley	5.5000%
Joseph J. Kwederis	3.8750%

Robert J. Maltarich	1.3750%
Andrew D. McLean	2.7500%
Kenneth J. Swanson	5.5000%
Fred D. Wampnar	2.7500%
Total	100%

A participant in the Deferred Cash Incentive Plan will be entitled to receive is or her “Bonus Percentage” of the aggregate of any “Bonus Pool” which is created under the Deferred Cash Incentive Plan.  Bonus Pools will be created pursuant to the Deferred Cash Incentive Plan in the event of (i) a Deemed Liquidation Event, (ii) a True Liquidation or (iii) a redemption of any of the Series AA Preferred Stock (including any such redemption from the proceeds of a public offering), to the extent there have been aggregate redemptions proceeds of not less than $50 million of Series AA Preferred Stock.

If, at the time a Deemed Liquidation Event or a True Liquidation occurs, there have been no prior redemptions of, or distributions with respect to, the Series AA Preferred Stock, then a Bonus Pool pursuant to the Deferred Cash Incentive Plan will be created in an amount equal to 8% of the Applicable Net Proceeds (as defined below) up to the Hurdle Amount (as defined below).  The “Hurdle Amount” will be equal to $224.8 million and will be reduced in connection with any redemption of Series AA Preferred Stock by an amount equal to (x) the aggregate amount of redemption proceeds received by the holders of Series AA Preferred Stock divided by (y) ..92.   The “Applicable Net Proceeds” will be equal to (x) the aggregate net proceeds (whether paid in cash, securities or other property) received by the holders of Series AA Preferred Stock and Common Stock in connection with the Liquidation Event plus, if applicable and without duplication, the value of any Series AA Preferred Stock and Common Stock retained by the holders thereof following such transaction divided by (y) .92.  If the Applicable Net Proceeds consist (in whole or in part) of securities (including retained securities), it is contemplated that participants in the Deferred Cash Incentive Plan will generally receive the same securities and proportions thereof as are received by the holders of the Series AA Preferred Stock and/or Common Stock, as the case may be, although the participants in the Deferred Cash Incentive Plan will have a right to receive at least 40% of the payments under the Deferred Cash Incentive Plan in cash (and under certain circumstances may receive a disproportionate amount of cash, which, in general, should be offset by an inversely disproportionate amount of non-cash consideration being received on account of the Series M Preferred Stock).

If any shares of Series AA Preferred Stock are redeemed and the aggregate amount of the proceeds (excluding proceeds from a Liquidation Event) with respect to such redemption and all prior redemptions of Series AA Preferred Stock exceeds $50 million, then a Bonus Pool will be created pursuant to the Deferred Cash Incentive Plan equal to 8% of the Redemption Proceeds (as hereinafter defined) up to the Hurdle Amount.  The “Redemption Proceeds” will be equal to the amount obtained by dividing (x) the sum of the cash proceeds received by the holders of the Series AA Preferred Stock upon such redemption plus, if prior redemptions have been made but the aggregate proceeds paid to holders of Series AA Preferred Stock in such prior redemptions were less than or equal to $50 million, the aggregate proceeds paid in such prior redemptions, by (y) .92.

If there have been any redemptions of, or distributions with respect to, the Series AA Preferred Stock or Common Stock prior to a Liquidation Event, then adjustments shall be made to ensure that the aggregate amount payable to participants under the Deferred Cash Incentive Plan as a result of such Liquidation Event is equal to the excess of (A) 8% of the sum of (i) the Applicable Net Proceeds plus (ii) the amount obtained by dividing (x) the aggregate amount paid to holders of Series AA Preferred Stock and Common Stock in connection with such prior redemptions or distributions by (y) .92, minus (B) the aggregate amount actually paid to participants in the Deferred Cash Incentive Plan in respect of such prior redemptions or distributions.

Generally, other than in the case of Mr. Bevis, a participant in the Deferred Cash Incentive Plan must be employed at the time of, or have been terminated as a result of his or her death or disability, the Company’s termination of his or her employment without cause or his or her termination for good reason not more than ninety days prior to, the creation of a Bonus Pool in order to participate in such Bonus Pool.  Mr. Bevis has a full right to participate in a Bonus Pool created pursuant to the Deferred Cash Incentive Plan if (i) he is employed at the time of the creation thereof, (ii) his employment was terminated with the Company following his death or disability not more than ninety days prior to the creation of such Bonus Pool, (iii) his employment was terminated by the Company without cause or by himself with good reason not more than one year prior to the creation of such Bonus Pool or (iv) he was employed by the Company through July 18, 2009 and the Bonus Pool was created thereafter (whether or not he was then employed).  Under any other circumstances, Mr. Bevis will be entitled to a percentage of his Bonus Percentage of any Bonus Pool created equal to (x) the number of months from July 18, 2006 to the effective date of his termination of employment divided by (y) 36.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLIANT CORPORATION

Date: February 26, 2007	By:	/s/ Joseph Kwederis
Joseph Kwederis
Senior Vice President and Chief Financial Officer